EXHIBIT 10.117

                                               Project Name: Merritt Square Mall
                                                             Loan No. M700400604


                            SUBSTITUTION OF GUARANTOR
                            -------------------------

     THIS SUBSTITUTION OF GUARANTOR (this "Substitution Agreement") is made as of the 9th day of October 2007, by GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership (individually and collectively, as the context requires, "New Indemnitor"), THOR URBAN OPERATING FUND, L.P., a Delaware limited partnership (whether one or more, "Existing Indemnitor"), and LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-IQ11 ("Lender").

                                R E C I T A L S:
                                ----------------

     A. Lender is the current owner and holder of the following loan documents evidencing a loan ("Loan") originally made to Thor MS, LLC, a Delaware limited liability company ("Thor MS"), and Thor Merritt Square, LLC, a Delaware limited liability company ("Thor Merritt"; Thor MS and Thor Merritt are collectively referred to herein as "Borrower"), by Morgan Stanley Mortgage Capital, Inc., a New York corporation ("Original Lender"): (a) a Promissory Note (the "Note"), dated as of August 19, 2005, in the original principal amount of $57,000,000.00, which Note is secured by (b) a Mortgage and Security Agreement (the "Security Instrument") of even date therewith recorded in Book 5521, Page 6433, official records of the Clerk of Courts, Brevard County, State of Florida ("Records"),
(c) an Assignment of Leases and Rents (the "Assignment") as recorded in Book 5521, Page 6468 of the Records, and (d) the Guaranty Agreements (hereinafter defined) (all such documents, together with all other documents evidencing or securing the Loan, as modified, collectively, the "Loan Documents"), which encumber or otherwise relate to the certain real property ("Land") and the buildings and improvements thereon ("Improvements"), commonly known as "Merritt Square Mall" located in the City of Merritt Island, County of Brevard, and State of Florida, more particularly described in the Security Instrument (the Land and the Improvements are hereinafter sometimes collectively referred to as the "Project").

     B. In connection with the Loan, Existing Indemnitor represented to Original Lender that Existing Indemnitor was an affiliate of Borrower and would derive substantial economic benefit from Original Lender making the Loan to Borrower. Accordingly, Existing Indemnitor assumed certain liabilities and undertook certain obligations, indemnities, and agreements pursuant to the following instruments that were executed in connection with the Loan (collectively called the "Guaranty Agreements"), which are incorporated herein by reference and made a part hereof: (1) that certain Guaranty of Recourse Obligations of Borrower of even date with the Note (sometimes referred to herein as the "Guaranty") executed by Existing Indemnitor in favor of Original Lender; and (2) that certain Environmental Indemnity Agreement of even date with the Note (sometimes referred to herein as the "Environmental Indemnity") executed by Borrower and Existing Indemnitor in favor of Original Lender.

     C. Existing Indemnitor desires to be released from its obligations under the Guaranty Agreements which arise or accrue from and after the date hereof.

     D. Lender has required, among other things, as a condition of its consent to the transfer of membership interests (the "Transfer") as contemplated in that certain Consent Agreement (the "Agreement") and as a condition to the release of Existing Indemnitor, that New Indemnitor assume and become obligated for the performance of each and all of the obligations and agreements of Existing Indemnitor under the Guaranty Agreements.

                             Statement of Agreement

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Reaffirmation of Guaranty Agreements. The Guaranty Agreements constitute the valid, legally binding joint and several obligation of Existing Indemnitor, enforceable against Existing Indemnitor in accordance with their respective terms.

2. Agreements of Existing Indemnitor. Existing Indemnitor consents to the execution and delivery of the Agreement by Borrower and agrees and acknowledges that, except as set forth in Paragraph 6, below, the liability of Existing Indemnitor under the Guaranty Agreements shall not be diminished in any way by the execution and delivery of the Agreement or by the consummation of any of the transactions contemplated therein, including, but not limited to, the Transfer.

3. Authority Representations by the Existing Indemnitor. The execution and delivery of, and performance under, this Substitution Agreement and the Guaranty Agreements by Existing Indemnitor will not (a) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Existing Indemnitor or (b) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Existing Indemnitor is a party or by which the Project may be bound or affected.

4.   Representations of New Indemnitor.

     (a) New Indemnitor hereby represents to Lender that it is an affiliate of Borrower and that it will derive substantial economic benefit from Lender's agreement to consent to the Transfer.

     (b) New Indemnitor hereby acknowledges that this Substitution Agreement is being executed in order to induce Lender to consent to the Transfer and to release Existing Indemnitor of liability as set forth herein, and that Lender would not consent to the Transfer or release Existing Indemnitor without the execution and delivery by New Indemnitor of this Substitution Agreement.


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

     (c) The execution and delivery of this Substitution Agreement, and performance by New Indemnitor under this Substitution Agreement and the Guaranty Agreements will not (a) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to New Indemnitor or (b) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which New Indemnitor is a party or by which the Project may be bound or affected.

5.   Substitution of New Indemnitor; Assumption of Obligations.

     (a) New Indemnitor is hereby substituted, in each and every respect, for Existing Indemnitor, in lieu of and in place of Existing Indemnitor with respect to each and every reference to Existing Indemnitor in the Guaranty Agreements and the other Loan Documents.

     (b) New Indemnitor, jointly and severally, hereby assumes and agrees to be obligated, responsible and liable for the performance of and bound by all of the obligations, indemnities, agreements and liabilities of Existing Indemnitor under the Guaranty Agreements, and further agrees to all waivers, including, but not limited to, the jury waiver, set forth therein.

     (c) New Indemnitor agrees to pay, perform, and discharge each and every obligation of payment and performance of Existing Indemnitor pursuant to the Guaranty Agreements and Loan Documents.

     (d) New Indemnitor will abide by and be bound by the terms of the Loan Documents having reference to Existing Indemnitor.

6.   Release of Existing Indemnitor.

     (a) Lender releases Existing Indemnitor from any and all liability to Lender, its successors and assigns, which may arise or accrue from and after the date of this Substitution Agreement under the Guaranty Agreements and other Loan Documents.

     (b) Notwithstanding anything to the contrary in this Substitution Agreement, the Security Instrument or the other Loan Documents, Existing Indemnitor shall remain liable for its obligations under the Guaranty Agreements arising from acts or events occurring or obligations arising prior to the date hereof, whether or not such acts, events or obligations are, as of the date of this Substitution Agreement, known or ascertainable. In furtherance of the foregoing, Existing Indemnitor shall not be released from its obligations under the Guaranty Agreements if such obligations (i) were caused by Borrower or any of its agents prior to the date hereof, or (ii) were or are caused by Existing Indemnitor and/or any of its agents. Furthermore, Existing Indemnitor shall not be released from its environmental obligations under the Environmental Indemnity (the "Environmental Indemnity Obligations Under Environmental Indemnity") occurring after the date hereof if such Environmental Indemnity Obligations Under Environmental Indemnity (x) were caused by Borrower or any of its agents prior to the date hereof, or (y) were caused by Existing Indemnitor and/or any of its agents, or (z) result from the


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

          existence of conditions existing prior to the date hereof or migrating to or from any portion of the Project prior to the date hereof, or result from a violation of any Environmental Laws (as defined in the Environmental Indemnity) prior to the date hereof. For purposes of this Substitution Agreement, Existing Indemnitor shall bear the burden of proving when Hazardous Substances (as defined in the Environmental Indemnity) first existed upon, about or beneath the Project or began migrating to or from the Project and when a violation of any Environmental Laws first occurred; provided, however, the foregoing burden of proof is for the benefit of Lender, its successors and assigns, and is not for the benefit of any third party.

7. Release of Lender by Existing Indemnitor. Existing Indemnitor hereby releases, waives, and surrenders any and all claims, counterclaims, defenses, affirmative defenses, and other rights of setoff whatsoever, relating to acts, events, conduct, or other matters whatsoever occurring at or prior to the date hereof, that Existing Indemnitor might otherwise have been entitled to assert or allege against Lender, any servicer or their officers, directors, employees and agents for any reason under or in connection with the Loan, Guaranty Agreements or other Loan Documents, including, but not limited to, any matter related to, connected with, arising out of, or regarding this Substitution Agreement, the transfer of the Project, the payment of amounts due to Lender under the Note or the enforcement of the provisions under any of the Loan Documents. New Indemnitor acknowledges and agrees that the foregoing release, waiver, and surrender by Existing Indemnitor is binding upon New Indemnitor for all events arising prior to the execution of this Substitution Agreement.

8. Notices. Without amending, modifying or otherwise affecting the provisions of the Loan Documents except as expressly set forth herein, Lender shall, from and after the date of this Substitution Agreement, deliver any notices to New Indemnitor which are required to be delivered pursuant to the Loan Documents, or are otherwise delivered by Lender thereunder at Lender's sole discretion, to New Indemnitor's address as follows:

                       150 East Gay Street,
                       24th Floor
                       Columbus, OH 43215
                       Attention:  Kim A. Rieck, General Counsel
                       Facsimile No.:  614-621-8863

9. No Waiver by Lender. Except as expressly set forth herein, nothing contained herein shall be deemed a waiver of any of Lender's rights or remedies under the Loan Documents.

10. Relationship with Loan Documents. To the extent that this Substitution Agreement is inconsistent with the Loan Documents, this Substitution Agreement will control and the Loan Documents will be deemed to be amended hereby. Except as amended hereby, the Loan Documents shall remain unchanged and in full force and effect.


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

11. Captions. The headings to the sections of this Substitution Agreement have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

12. Partial Invalidity. If any provision of this Substitution Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully-severable, and this Substitution Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Substitution Agreement.

13. Joint and Several Liability. If New Indemnitor consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

14. Entire Agreement. THIS SUBSTITUTION AGREEMENT AND THE GUARANTY AGREEMENTS CONSTITUTE THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF (IT BEING HEREBY ACKNOWLEDGED AND AGREED THAT THIS SUBSTITUTION AGREEMENT IS NOT INTENDED TO ADDRESS OR OTHERWISE RELATE TO THE LIABILITY OR OBLIGATIONS OF BORROWER UNDER ANY OF THE LOAN DOCUMENTS). This Substitution Agreement shall not be amended unless such amendment is in writing and executed by each of the parties. This Substitution Agreement supersedes all prior negotiations regarding the subject matter hereof.

15. Binding Effect. This Substitution Agreement and the documents contemplated to be executed in connection herewith shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the foregoing provisions of this Paragraph shall not be deemed to be a consent by Lender to any further sale, conveyance, assignment or transfer of the Project by Borrower.

16. Multiple Counterparts. This Substitution Agreement may be executed in multiple counterparts, each of which will be an original, but all of which, when taken together, will constitute one and the same Substitution Agreement.

17. Governing Law. THIS SUBSTITUTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

18. Effective Date. This Substitution Agreement shall be effective as of the date first written above by the parties hereto and thereupon is incorporated into the terms of the Loan Documents.

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

     IN WITNESS WHEREOF, the parties hereto have executed this Substitution Agreement to be effective as of the date first aforesaid.

                                       NEW INDEMNITOR:
                                       --------------

                                       GLIMCHER PROPERTIES LIMITED
                                       PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: Glimcher Properties Corporation,
                                           a Delaware corporation
                                           Its Sole General Partner

                                           By: /s/ George A. Schmidt
                                               -------------------------------
                                               Name: George A. Schmidt
                                               -------------------------------
                                               Title: Executive Vice President
                                               -------------------------------

STATE OF ___________                )
                                    ) SS.:
COUNTY OF ___________               )

     This instrument was acknowledged before me, a notary public, this ___ day of October, 2007, by __________________ as _________________ of Glimcher
Properties Corporation, a Delaware Corporation, in its capacity as Sole General Partner of Glimcher Properties Limited Partnership, a Delaware limited partnership, on behalf of the limited partnership. He/She is personally known to me or has produced a driver's license as identification.


                                       --------------------------------------
                                       Notary Public

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                                       My Commission Expires:
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                                        EXISTING INDEMNITOR:
                                        --------------------


                                        THOR URBAN OPERATING FUND, L.P.,
                                        a Delaware limited partnership

                                        By: THOR OPERATING FUND, L.L.C.,
                                            a Delaware limited liability company
                                            Its General Partner

                                            By: /s/ Kurt A. Reich
                                                ------------------------------
                                            Name: Kurt A. Reich
                                                  ----------------------------
                                            Title: Authorized Signatory
                                                   ---------------------------


STATE OF ___________                )
                                    ) SS.:
COUNTY OF ___________               )

     This instrument was acknowledged before me, a notary public, this ___ day of October, 2007, by __________________ as _________________ of Thor Operating
Fund, L.L.C., a Delaware limited liability company, in its capacity as General Partner of Thor Urban Operating Fund, L.P., a Delaware limited partnership, on behalf of the limited partnership. He/She is personally known to me or has produced a driver's license as identification.


                                      --------------------------------------
                                      Notary Public

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                                      --------------------------------------
                                      My Commission Expires:
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

                                      LENDER:

                                      LASALLE BANK NATIONAL ASSOCIATION, AS
                                      TRUSTEE FOR MORGAN STANLEY CAPITAL I INC.,
                                      COMMERCIAL MORTGAGE PASS-THROUGH
                                      CERTIFICATES, SERIES 2006-IQ11

                                      By: LNR Partners, Inc.,
                                          as attorney-in-fact

                                          By: /s/ Randolph J. Wolpert
                                             -------------------------------
                                             Randolph J. Wolpert
                                             Vice President

STATE OF FLORIDA           )
                           ) SS.:
COUNTY OF MIAMI-DADE       )

     This instrument was acknowledged before me, a notary public this ____ day of October, 2007, by Randolph J. Wolpert, as Vice President of LNR Partners, Inc., a Florida corporation, on behalf of said corporation as attorney-in-fact for LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-IQ11, on behalf of the trust. He is personally known to me or has produced a driver's license as identification.


                                     --------------------------------------
                                     Notary Public
                                     My Commission Expires:_____________